SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 30, 2019.

MFS® Total Return Fund

Effective immediately, the following is added after the fifth paragraph in the section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information":
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.
Effective immediately, the following is added after the sub-section entitled "Focus Risk" under the sub-heading entitled "Principal Risks" under the main heading "Summary of Key Information":
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.
Effective immediately, the following is added after the fifth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks":
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.  When MFS sells securities for the fund on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the deliverable securities.
Effective immediately, the following is added after the sub-section entitled "Securitized Instruments" under the sub-heading entitled "Principal Investment Types" under the main heading "Investment Objective, Strategies, and Risks":
When-Issued, Delayed Delivery, and Forward Commitment Transactions:  When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing or selling securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises.  When-issued, delayed delivery, and forward commitment transactions can involve leverage.
Effective immediately, the following is added after the sub-section entitled "Focus Risk" under the sub-heading entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks":
Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.  If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

1038407        1                            MTR-SUP-I-043019